OPERATING LEASES	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
Operating Leases - Lessor	Operating Leases - Lessor

First Financial provides financing for various types of equipment through a variety of leasing arrangements. Operating leases are carried at cost less accumulated depreciation in the Consolidated Balance Sheets. Operating leases were $214.0 million and $209.1 million at December 31, 2025 and December 31, 2024, respectively, net of accumulated depreciation of $151.4 million and $93.6 million at December 31, 2025 and December 31, 2024, respectively. The Company recorded lease income of $75.3 million, $54.6 million and $39.8 million related to lease payments for operating leases in leasing business income in the Consolidated Statements of Income for the years ended December 31, 2025, 2024 and 2023, respectively. Depreciation expense related to operating lease equipment was $53.7 million, $44.3 million and $32.5 million for the years ended December 31, 2025, 2024 and 2023, respectively. Depreciation expense related to operating lease equipment is included in Leasing business expense in the Consolidated Statements of Income.

First Financial performs assessments of the recoverability of long-lived assets when events or changes in circumstances indicate that their carrying values may not be recoverable. First Financial recognized no impairment losses associated with operating lease assets for the twelve months ended December 31, 2025, 2024 or 2023. Recognized impairment losses, if any, would be recorded in Leasing business expense in the Consolidated Statements of Income.

The future lease payments receivable from operating leases as of December 31, 2025 are as follows:

(Dollars in thousands)	Undiscounted cash flows
2026	$66,976
2027	49,282
2028	29,412
2029	16,502
2030	7,143
Thereafter	1,437
Total operating lease payments	$170,752